Exhibit 10.1

THIRD AMENDMENT TO THE
AMENDED AND RESTATED COMBINED CREDIT AGREEMENTS

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED COMBINED CREDIT AGREEMENTS, dated as of November 3, 2006 but effective as of October 31, 2006 (the “Amendment”), among FOREST OIL CORPORATION, a New York corporation (the “U.S. Borrower”), CANADIAN FOREST OIL LTD. and each other subsidiary of Canadian Forest which becomes a “Borrower” (as defined in the Canadian Credit Agreement) under the Canadian Credit Agreement (the “Canadian Borrowers”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), BANK OF AMERICA, N.A. and CITIBANK, N.A., as Co-Global Syndication Agents, BNP PARIBAS and HARRIS NESBITT FINANCING, INC., as Co-U.S. Documentation Agents, BANK OF MONTREAL and THE TORONTO-DOMINION BANK, as Co-Canadian Documentation Agents, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, formerly known as JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank, as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”).

WITNESSETH:

1.             The U.S. Borrower, Global Administrative Agent, the Co-Global Syndication Agents, the Co-U.S. Documentation Agents, and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of September 28, 2004, as amended by (i) that certain First Amendment to the U.S. Credit Agreement dated as of October 16, 2005 and (ii) that certain Second Amendment to the Amended and Restated Combined Credit Agreements dated as of December 21, 2005 (as previously amended, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2.             The Canadian Borrowers, Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Canadian Documentation Agents, and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of September 28, 2004, as amended by that certain Second Amendment to the Amended and Restated Combined Credit Agreements dated as of December 21, 2005 (as previously amended, the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrowers.

3.             The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.              Amendments to U.S. Credit Agreement.

A.            Section 1.1 of the U.S. Credit Agreement hereby is amended by inserting the following definitions of “Alaska Assets”, “Forest Holdco” and “Forest Opco” in appropriate alphabetical order:

“              “Alaska Assets” means the Oil and Gas Properties located in the State of Alaska or in the U.S. Federal waters adjacent to the State of Alaska and associated property which are described in Schedule 7.4(h).”

“              “Forest Holdco” means Forest Alaska Holding LLC, a Delaware limited liability company.”

“              “Forest Opco” means Forest Alaska Operating LLC, a Delaware limited liability company.”

B.            Section 7.4(h) of the U.S. Credit Agreement is hereby amended through the addition of a new sentence at the end of Section 7.4(h) to read as follows:

“Notwithstanding the foregoing, Borrower shall be permitted at any time prior to December 31, 2006 to (1) transfer the Alaska Assets to Forest Holdco or to Forest Opco, if Forest Holdco and Forest Opco as of the time of such transfer are Unrestricted Subsidiaries or (2) redesignate Forest Holdco and Forest Opco as Unrestricted Subsidiaries; provided that no portion of such transfer shall reduce or increase the amount of the Investment basket available to the Borrower pursuant to the calculation set forth in Section 7.4(h)(ii).”

C.            Section 7.5(f) of the U.S. Credit Agreement is hereby amended through the insertion of the following text in the last line of such Section between the words “Mariner Energy, Inc.;” and the word “and”:

“; and provided further that, the foregoing restriction shall not apply to the transfer at any time prior to December 31, 2006 by Borrower of the Alaska Assets to Forest Holdco or Forest Opco or the designation at any time prior to December 31, 2006 of Forest Holdco and Forest Opco as Unrestricted Subsidiaries”.

D.            Section 7.5(g) of the U.S. Credit Agreement is hereby amended through the addition of the following sentence at the end of such Section:

“The foregoing restriction shall not apply to the transfer at any time prior to December 31, 2006 by Borrower of the Alaska Assets to Forest Holdco or Forest Opco or the designation at any time prior to December 31, 2006 of Forest Holdco and Forest Opco as Unrestricted Subsidiaries.”

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E.             Section 7.8(b)(3) of the U.S. Credit Agreement is hereby amended to read as follows:

“(3) 50% of the net cash proceeds received by Borrower from any sale of Equity Interests after October 1, 2000; provided, however, that this calculation shall not include any proceeds relating to the sale of Equity Interests in FERI (as defined below), Forest Holdco or Forest Opco.”

F.             The U.S. Credit Agreement hereby is amended by inserting Schedule 7.4(h) to this Amendment as Schedule 7.4(h) to the U.S. Credit Agreement following Schedule 7.4 to the U.S. Credit Agreement.

II.            Effectiveness.  This Amendment shall become effective as of October 31, 2006 when the Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Global Administrative Agent, the Canadian Administrative Agent, and all of the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

III.           Reaffirmation of Representations and Warranties.  To induce the Majority Lenders, the Global Administrative Agent and the Canadian Administrative Agent to enter into this Amendment, the U.S. Borrower hereby reaffirms, as of the date hereof, the following:

A.            The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

B.            Each of the U.S. Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

C.            The execution, delivery and performance by U.S. Borrower and the Canadian Borrowers of this Amendment are within U.S. Borrower’s and the Canadian Borrowers’ corporate powers, and have been duly authorized by all necessary corporate action.  This Amendment has been duly executed and delivered by U.S. Borrower and the Canadian Borrowers and, when duly executed and delivered by the other parties hereto, will constitute, a legal, valid and binding obligation of U.S. Borrower and the Canadian Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

D.            The execution, delivery and performance by the U.S. Borrower and the Canadian Borrowers of this Amendment (i) do not require any Governmental Approval or third party

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approvals, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable Governmental Rule or the Organic Documents of U.S. Borrower and the Canadian Borrowers or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon U.S. Borrower or the Canadian Borrowers or either of their assets, or give rise to a right thereunder to require any payment to be made by U.S. Borrower or the Canadian Borrowers, and (iv) will not result in the creation or imposition of any Lien on any asset of U.S. Borrower or the Canadian Borrowers.

E.             No Default under the Combined Loan Documents has occurred and is continuing and the U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

F.             No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

IV.           Defined Terms.  Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

V.            Reaffirmation of Combined Credit Agreements.  This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect.  All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

VI.           Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

VII.         Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

VIII.        Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

IX.           Headings.  Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

X.            Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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XI.           No Oral Agreements.  THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the Combined undersigned Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

FOREST OIL CORPORATION

By:	/s/ DAVID H. KEYTE
Name:	David H. Keyte
Title:	Executive Vice President &
Chief Financial Officer

CANADIAN BORROWER

CANADIAN FOREST OIL LTD.

By:	/s/ JAMES R. GOOD
Name:	James R. Good
Title:	President

[Signature Page to Forest Oil

Corporation Third Amendment]

AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank, as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. SCOTT FOWLER
Name:	J. Scott Fowler
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Senior Vice President

CITIBANK, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ TODD J. MOGIL
Name:	Todd J. Mogil
Title:	Attorney-in-Fact

BNP PARIBAS, as a Co-U.S. Documentation Agent and as a U.S. Lender

By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

By:	/s/ ROBERT LONG
Name:	Robert Long
Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Co-U.S. Documentation Agent and as a U.S. Lender

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (fka CREDIIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch), as a Lender

By:	/s/ VANESSA GOMEZ
Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ LAURENCE LAPEYRE
Name:	Laurence Lapeyre
Title:	Associate

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ D. MAHONEY
Name:	Daria Mahoney
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ N. BELL
Name:	Nadine Bell
Title:	Senior Manager

FORTIS CAPITAL CORP., as a Lender

By:	/s/ DAVID MONTGOMERY
Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ D. HOLLEY
Name:	Darrell Holley
Title:	Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ SUSAN LEFEVRE
Name:	Susan LeFevre
Title:	Director

By:	/s/ OMAYRA LAUCELLA
Name:	Omayra Laucella
Title:	Vice President

BANK OF SCOTLAND, as a Lender

By:
Name:
Title:

ABN AMRO BANK N.V., as a Lender

By:	/s/ J. REED
Name:	John D. Reed
Title:	Director

By:	/s/ TODD D. VAUBEL
Name:	Todd D. Vaubel
Title:	Assistant Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ R.L. TAVROW
Name:	Richard L. Tavrow
Title:	Director
Banking Products Services, US

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

TORONTO DOMINION (TEXAS) LLC (as successor in interest to Toronto Dominion (Texas), Inc.), as a Lender

By:	/s/ D. BRITO
Name:	Debbi L. Brito
Title:	Authorized Signatory

COMPASS BANK, as a Lender

By:	/s/ PATRICK M. MCWILLIAMS
Name:	Patrick M. McWilliams
Title:	Vice President

CAPITAL ONE, N.A. (Formerly HIBERNIA NATIONAL BANK), as a Lender

By:	/s/ NANCY G. MORAGAS
Name:	Nancy G. Moragas
Title:	Sr. Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, formerly known as JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent and as a Lender

By:	/s/ J. FOWLER
Name:	J. Scott Fowler
Title:	Senior Vice President

BANK OF MONTREAL, as a Co-Canadian Documentation Agent and as a Lender

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Vice President

THE TORONTO-DOMINION BANK, as a
Co-Canadian Documentation Agent and as a Lender

By:	/s/ D. BRITO
Name:	Debbi L. Brito
Title:	Authorized Signatory

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By:	/s/ M. SALES DE ANDRADE
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

CITIBANK, N.A., CANADIAN BRANCH, as a Lender

By:	/s/ N. ZARINPOUR
Name:	Niyousha Zarinpour
Title:	Authorised Signer

SCHEDULE 7.4(h)

ALASKA ASSETS

Proved and Probable Reserves located in the Cook Inlet:

Offshore (Fields)

McArthur River

Trading Bay

West McArthur River

Redoubt Shoal

Cosmopolitan

Sabre

Onshore (Fields)

West Foreland

Three Mile Creek

Kustatan

Associated production infrastructure, including 4 onshore facilities, 7 platforms, 6 platform rigs and the Kustatan Processing Facility, and related real and contract rights and other ancillary properties as well as all other tangible and intangible property associated with the reserves.

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